UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2002

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-19826	52-1604305
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia 30701
(Address, including zip code, of principal executive offices)

(706) 629-7721
(Registrant’s telephone number, including area code)

Item	5. Other Events

On October 14, 2002, Mohawk Industries, Inc. (“Mohawk”) issued a press release announcing earnings for the third quarter, and nine-month period ended September 28, 2002. A copy of such press release is included as an exhibit to this report and is incorporated herein by reference under this Item 5.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

C.	Exhibits

99.1 Press Release dated October 14, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2002	Mohawk Industries, Inc. By: /S/ FRANK H. BOYKIN Frank H. Boykin VP & Corporate Controller

INDEX TO EXHIBITS

Exhibit

99.1	Press Release dated October 14, 2002